UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     December 21, 2006
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                       1-9496                 56-1574675
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


            301 S. College Street, Suite 3850
                Charlotte, North Carolina                            28202
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         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code      (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                     Total number of pages:  4
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Item. 8.01 Other Events.

         At a meeting of stockholders held on December 21, 2006, the common stockholders of BNP Residential Properties, Inc. ("BNP") voted in favor of the proposed merger between BNP and Babcock & Brown Bravo Acquisition LLC, an affiliate of the international investment and advisory firm Babcock & Brown Limited.

         On December 21, 2006, we issued a press release announcing the results of the stockholders vote. A copy of this press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated December 21, 2006, issued by BNP Residential Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BNP Residential Properties, Inc.
                                      (Registrant)


December 22, 2006                        /s/ Pamela B. Bruno
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                                      Pamela B. Bruno
                                      Vice President, Treasurer and
                                      Chief Financial Officer

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